Exhibit 99.2

LiveOne (NASDAQ:LVO) to Announce Second Quarter Fiscal Year 2025 Financial Results and Host Investor Webcast on
Thursday November 7, 2024

- Investor Webcast on Thursday, November 7, 2024 at 10:00am ET / 7:00am PT

LOS ANGELES, Oct. 23, 2024 -- LiveOne (Nasdaq: LVO), a leading digital media company, plans to announce its operating and financial results for its second quarter fiscal year 2025 ended September 30, 2024 on Thursday, November 7, 2024.

LiveOne’s senior management will host a live conference call and audio webcast to provide a business update and discuss its operating and financial results beginning at 10:00 am ET / 7:00 am PT on Thursday, November 7, 2024.

***PARTICIPANT DIAL INS***

Participants call one of the allocated dial-in numbers (below) and advise the Operator of either the Conference ID 6175953 or Conference Name. If the client has selected Approved Participant List, these Participants will be prioritized &/or authorized to participate in Q&A.

USA / International Toll +1 (646) 307-1963

USA - Toll-Free (800) 715-9871

Canada - Toronto (647) 932-3411

Canada - Toll-Free (800) 715-9871

***WEBCAST DETAILS***

Event Title: LiveOne (LVO) Earnings Call

Event Date: November 7, 2024 07:00 AM (GMT-08:00) Pacific Time (US and Canada)

Attendee URL:    https://events.q4inc.com/attendee/678575326

Conference Call Replay

An audio recording of the Event will be available via the Echo Replay platform.

To access the platform by phone, please dial-in using one of the numbers listed below and input Playback ID: 6175953 followed by # key:

US & Canada Toll-Free:+1(800) 770-2030

US Toll:+1(609) 800-9909

Echo Replay will expire on Saturday, 7th December 2024 11:59 PM PST

About LiveOne

Headquartered in Los Angeles, CA, LiveOne (Nasdaq: LVO) is an award-winning, creator-first, music, entertainment, and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. LiveOne’s subsidiaries include Slacker Radio, PodcastOne (Nasdaq: PODC), PPVOne, CPS, LiveXLive, DayOne Music Publishing, Drumify and Splitmind. LiveOne is available on iOS, Android, Roku, Apple TV, Spotify, Samsung, Amazon Fire, Android TV, and through STIRR’s OTT applications. For more information, visit liveone.com and follow us on Facebook, Instagram, TikTok, YouTube and Twitter at @liveone. For more investor information, please visit ir.liveone.com.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements,” which may often, but not always, be identified by the use of such words as “may,” “might,” “will,” “will likely result,” “would,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or the negative of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including: LiveOne’s reliance on one key customer for a substantial percentage of its revenue; LiveOne’s and PodcastOne’s ability to consummate any proposed financing, acquisition, spin-out, special dividend, merger, distribution or transaction, including the spin-out of LiveOne’s pay-per-view business, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin-out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value; PodcastOne’s ability to continue as a going concern; PodcastOne’s ability to attract, maintain and increase the number of its listeners; PodcastOne identifying, acquiring, securing and developing content; LiveOne’s intent to repurchase shares of its and/or PodcastOne’s common stock from time to time under LiveOne’s announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program; LiveOne’s ability to maintain compliance with certain financial and other covenants; PodcastOne successfully implementing its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; uncertain and unfavorable outcomes in legal proceedings; changes in economic conditions; competition; risks and uncertainties applicable to the businesses of LiveOne and/or its other subsidiaries; and other risks, uncertainties and factors including, but not limited to, those described in PodcastOne’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2024, and in PodcastOne’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and PodcastOne disclaims any obligation to update these statements, except as may be required by law. PodcastOne intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

LiveOne IR Contact:
Liviakis Financial Communications, Inc.
(415) 389-4670
john@liviakis.com

LiveOne Press Contact:
LiveOne
press@liveone.com

Follow LiveOne on social media: Facebook, Instagram, TikTok, YouTube, and Twitter at @liveone.